COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
22.	COMMITMENTS AND CONTINGENCIES

(a)	Capital Commitments

As of December 31, 2015, the Group had capital commitments contracted for but not incurred mainly for the construction and acquisition of property and equipment for Studio City, City of Dreams Manila and City of Dreams totaling $254,687 including advance payments for construction costs of $26,544.

(b)	Lease Commitments and Other Arrangements

Operating Leases – As a Lessee

The Group leased a portion of land for City of Dreams Manila, Mocha Clubs sites, office space, warehouses, staff quarters and various equipment under non-cancellable operating lease agreements that expire at various dates through July 2033. Certain lease agreements provide for periodic rental increases based on both contractual agreed incremental rates and on the general inflation rate once agreed by the Group and its lessor and in some cases contingent rental expenses stated as a percentage of turnover. During the years ended December 31, 2015, 2014 and 2013, the Group incurred rental expenses amounting to $39,667, $32,829 and $21,815, respectively, which consisted of minimum rental expenses of $32,864, $25,374 and $17,586 and contingent rental expenses of $6,803, $7,455 and $4,229, respectively.

As of December 31, 2015, minimum lease payments under all non-cancellable leases were as follows:

Year ending December 31,
2016	$25,271
2017	22,776
2018	22,408
2019	23,096
2020	16,352
Over 2020	80,365

$190,268

As Grantor of Operating and Right To Use Arrangement

The Group entered into non-cancellable operating and right to use agreements mainly for mall spaces in the sites of City of Dreams, City of Dreams Manila and Studio City with various retailers that expire at various dates through October 2025. Certain of the operating and right to use agreements include minimum base fee with escalated contingent fee clauses. During the years ended December 31, 2015, 2014 and 2013, the Group earned contingent fees of $12,898, $17,497 and $19,563, respectively.

As of December 31, 2015, minimum future fees to be received under all non-cancellable operating and right to use agreements were as follows:

Year ending December 31,
2016	$13,706
2017	15,324
2018	23,306
2019	20,482
2020	14,310
Over 2020	2,779

$89,907

The total minimum future fees do not include the escalated contingent fee clauses.

(c)	Other Commitments

Gaming Subconcession

On September 8, 2006, the Macau Government granted a gaming subconcession to Melco Crown Macau to operate the gaming business in Macau. Pursuant to the gaming subconcession agreement, Melco Crown Macau has committed to the following:

i)	To pay the Macau Government a fixed annual premium of $3,744 (MOP30,000,000).

ii)	To pay the Macau Government a variable premium depending on the number and type of gaming tables and gaming machines that the Group operates. The variable premium is calculated as follows:

•	$37 (MOP300,000) per year for each gaming table (subject to a minimum of 100 tables) reserved exclusively for certain kind of games or to certain players;

•	$19 (MOP150,000) per year for each gaming table (subject to a minimum of 100 tables) not reserved exclusively for certain kind of games or to certain players; and

•	$0.1 (MOP1,000) per year for each electrical or mechanical gaming machine, including the slot machine.

iii)	To pay the Macau Government a sum of 1.6% of the gross revenues of the gaming business operations on a monthly basis, that will be made available to a public foundation for the promotion, development and study of social, cultural, economic, educational, scientific, academic and charity activities, to be determined by the Macau Government.

iv)	To pay the Macau Government a sum of 2.4% of the gross revenues of the gaming business operations on a monthly basis, which will be used for urban development, tourist promotion and the social security of Macau.

v)	To pay special gaming tax to the Macau Government of an amount equal to 35% of the gross revenues of the gaming business operations on a monthly basis.

vi)	Melco Crown Macau must maintain a guarantee issued by a Macau bank in favor of the Macau Government in a maximum amount of $62,395 (MOP500,000,000) from September 8, 2006 to September 8, 2011 and a maximum amount of $37,437 (MOP300,000,000) from September 8, 2011 until the 180th day after the termination date of the gaming subconcession.

As a result of the bank guarantee given by the bank to the Macau Government as disclosed in Note 22(c)(vi) above, a sum of 1.75% of the guarantee amount will be payable by Melco Crown Macau quarterly to such bank.

Land Concession Contracts

The Company’s subsidiaries have entered into concession contracts for the land in Macau on which Altira Macau, City of Dreams and Studio City properties and development projects are located. The title to the land lease right is obtained once the related land concession contract is published in the Macau official gazette. The contracts have a term of 25 years, which is renewable for further consecutive periods of 10 years, subject to applicable legislation in Macau. The Company’s land holding subsidiaries are required to i) pay an upfront land premium, which is recognized as land use right in the consolidated balance sheets and a nominal annual government land use fee, which is recognized as general and administrative expense and may be adjusted every five years; and ii) place a guarantee deposit upon acceptance of the land lease terms, which is subject to adjustments from time to time in line with the amounts paid as annual land use fee. During the land concession term, amendments have been sought which have or will result in revisions to the development conditions, land premium and government land use fees.

Altira Macau

On December 18, 2013, the Macau Government published in the Macau official gazette the final amendment for revision of the land concession contract for Taipa Land on which Altira Macau is located (see Note 9). The amendment required an additional land premium of approximately $2,449 which was fully paid by Altira Developments in July 2013. According to the revised land amendment, the government land use fees were revised from approximately $171 per annum to $186 per annum. As of December 31, 2015, the Group’s total commitment for government land use fees for Altira Macau site to be paid during the remaining term of the land concession contract which expires in March 2031 was $2,817.

City of Dreams

On January 29, 2014, the Macau Government published in the Macau official gazette the final amendment for revision of the land concession contract for Cotai Land on which City of Dreams is located (see Note 9). The amendment required an additional land premium of approximately $23,344, with $8,736 paid in October 2013 upon acceptance of the final amendment proposal and the remaining amount of approximately $14,608 payable in four biannual instalments, with 5% interest accruing per annum, with the first three instalments paid in July 2014, January 2015 and July 2015, respectively, and the last instalment paid in January 2016. As of December 31, 2015 and 2014, the total outstanding balance of the land premium was included in accrued expenses and other current liabilities in an amount of $3,788 and $7,302, and in land use rights payable in an amount of nil and $3,788, respectively. According to the revised land amendment, the government land use fees were revised to $1,185 per annum during the development period of additional hotel at City of Dreams; and to $1,235 per annum after the completion of the development. As of December 31, 2015, the Group’s total commitment for government land use fees for City of Dreams site to be paid during the remaining term of the land concession contract which expires in August 2033 was $21,616.

Studio City

On September 23, 2015, the Macau Government published in the Macau official gazette the final amendment for revision of the land concession contract for Studio City Land on which Studio City is located. Such amendment reflected the change to build a five-star hotel to a four-star hotel. According to the revised land amendment, the government land use fees were $490 per annum during the development period of Studio City; and $1,131 per annum after the development period. As of December 31, 2015, the Group’s total commitment for government land use fees for Studio City site to be paid during the remaining term of the land concession contract which expires in October 2026 was $10,565.

Regular/Provisional License

Under the terms of the Provisional License, PAGCOR requires, amongst other things, the Licensees to make a total investment of $1,000,000 for City of Dreams Manila (the “Investment Commitment”) with a minimum investment of $650,000 to be made prior to the opening of City of Dreams Manila on December 14, 2014. Under the terms of the Cooperation Agreement, the Licensees’ Investment Commitment of $1,000,000 will be satisfied as follows:

•	For the amount of $650,000: (a) in the case of the Philippine Parties, the land and building structures having an aggregate value as determined by PAGCOR of not less than $325,000; and (b) in the case of MCE Leisure, the fit-out and furniture, gaming equipment, additional improvements, inventory and supplies as well as intangible property and entertainment facilities inside or outside of the building structures, having an aggregate value as determined by PAGCOR of not less than $325,000.

•	For the remaining $350,000, the Philippine Parties and MCE Leisure shall make equal contributions of $175,000 to City of Dreams Manila. The Licensees agree to contribute such amounts and for such purposes as notified by MCE Leisure (or in certain circumstances the Philippine Parties) to PAGCOR (subject to any recommendations PAGCOR may make).

On January 30, 2015, MCE Leisure applied to PAGCOR for the issuance of the Regular License for City of Dreams Manila as the Licensees satisfied the Investment Commitment of $1,000,000 under the terms of the Provisional License. PAGCOR issued the Regular License dated April 29, 2015 in replacement of the Provisional License to the Licensees for the operation of City of Dreams Manila. The Regular License has the same terms and conditions as the Provisional License and is valid until July 11, 2033.

Other commitments required by PAGCOR under the Regular/Provisional License are as follows:

•	Within 30 days from getting approval by PAGCOR of the project implementation plan, to submit a bank guarantee, letter of credit or surety bond in the amount of PHP100,000,000 (equivalent to $2,120) to guarantee the Licensees’ completion of City of Dreams Manila and is subject to forfeiture in case of delay in construction which delay exceeds 50% of the schedule, of which SM Group had submitted a surety bond of PHP100,000,000 (equivalent to $2,120) to PAGCOR on February 17, 2012. The surety bond was subsequently released on March 31, 2015.

•	Seven days prior to commencement of operation of the casino, to secure a surety bond in favor of PAGCOR in the amount of PHP100,000,000 (equivalent to $2,120) to ensure prompt and punctual remittance/payment of all license fees, of which MCE Leisure had secured a surety bond of PHP100,000,000 (equivalent to $2,120) in December 2014.

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The Licensees are required to maintain an escrow account into which all funds for development of City of Dreams Manila must be deposited and all funds withdrawn from this account must be used only for such development and to deposit $100,000 in the escrow account and maintain a balance of $50,000 until the completion of City of Dreams Manila, of which MCE Leisure had setup the escrow account in March 2013. On May 7, 2015, PAGCOR granted the approval to close the escrow account as the Licensees had fulfilled the completion of City of Dreams Manila and funds of $50,000 held in the escrow account were released to MCE Leisure on June 15, 2015. The escrow account balance released to MCE Leisure was partly funded by the Philippine Parties in accordance with the terms of the Cooperation Agreement and the amount was included in the accrued expenses and other current liabilities as disclosed in Note 10.

•	License fees must be remitted on a monthly basis, in lieu of all taxes with reference to the income component of the gross gaming revenues: (a) 15% high roller tables; (b) 25% non-high roller tables; (c) 25% slot machines and electronic gaming machines; and (d) 15% junket operation.

For taxable periods prior to April 1, 2014, under the terms of the Regular/Provisional License, PAGCOR and the Licensees agreed the license fees that are paid to PAGCOR by the Licensees are in lieu of all taxes with reference to the income component of the gross gaming revenues. In May 2014, PAGCOR temporarily reduced the license fees by 10% to 5% and 15% of gross gaming revenues effective from April 1, 2014. The license fee reduction is required to be used for the payment of corporate income taxes and any portion not used for such payment must be paid to PAGCOR as an annual true-up payment (as defined). This adjustment will address the additional exposure to corporate income tax on the Licensees brought by the Philippine Bureau of Internal Revenue (“BIR”) Revenue Memorandum Circular (“RMC”) No. 33-2013 dated April 17, 2013. The 10% license fee adjustment is a temporary measure to address the unilateral BIR action and is not intended to modify, amend or revise the Regular/Provisional License. PAGCOR and the Licensees agreed to revert to the original license fee structure under the Regular/Provisional License in the event BIR action is permanently restrained, corrected or withdrawn. PAGCOR and the Licensees also agreed that the 10% license fee adjustment is not an admission of the validity of BIR RMC No. 33-2013 and it is not a waiver of any of the remedies against any assessments by BIR for corporate income tax on the gaming revenue of the Licensees in the Philippines.

•	In addition to the above license fees, the Licensees are required to remit 2% of casino revenues generated from non-junket operation tables to a foundation devoted to the restoration of Philippine cultural heritage, as selected by the Licensees and approved by PAGCOR, of which the foundation was setup by MCE Leisure on February 19, 2014.

•	PAGCOR may collect a 5% fee of non-gaming revenue received from food and beverage, retail and entertainment outlets. All revenues of hotel operations should not be subject to the 5% fee except for rental income received from retail concessionaires.
•	Grounds for revocation of the Regular/Provisional License, among others, are as follows: (a) failure to comply with material provision of this license; (b) failure to remit license fees within 30 days from receipt of notice of default; (c) has become bankrupt or insolvent; (d) delay in construction of more than 50% of the schedule; and (e) if debt-to-equity ratio is more than 70:30. As of December 31, 2015 and 2014, MCE Holdings Group, as one of the parties as Licensees, has complied with the required debt-to-equity ratio under definition as agreed with PAGCOR.

Cooperation Agreement

Under the terms of the Cooperation Agreement, the Licensees are jointly and severally liable to PAGCOR under the Regular/Provisional License and each Licensee (indemnifying Licensee) must indemnify the other Licensees for any loss suffered or incurred by that Licensees arising out of, or in connection with, any breach by the indemnifying Licensee of the Regular/Provisional License. Also, each of the Philippine Parties and MCE Holdings Group agree to indemnify the non-breaching party for any loss suffered or incurred as a result of a breach of any warranty.

MCP Lease Agreement

Under the terms of the MCP Lease Agreement, MCE Leisure shall indemnify and keep Belle fully indemnified against all claims, actions, demands, actions and proceedings made against Belle by any person arising as a result of or in connection with any loss, damage or injury from MCE Leisure’s use and operation of business on the leased property.

(d)	Guarantees

Except as disclosed in Note 11, the Group has made the following significant guarantees as of December 31, 2015:

•	Melco Crown Macau has issued a promissory note (“Livrança”) of $68,635 (MOP550,000,000) to a bank in respect of the bank guarantee issued to the Macau Government as disclosed in Note 22(c)(vi) under gaming subconcession to the consolidated financial statements.

•	The Company has entered into two deeds of guarantee with third parties amounted to $35,000 to guarantee certain payment obligations of the City of Dreams’ operations.

•	Pursuant to the Commitment Letter for the Studio City Project Facility as disclosed in Note 11, the Studio City Borrower, among others, provided an indemnity on customary terms to the Studio City Lenders and their affiliates, including in connection with any breach of such Commitment Letter and related documents, such as a breach of warranty in respect of factual information and financial projections provided by or on behalf of the Company and the Studio City Borrower to the Studio City Lenders and their affiliates. On the same date, under the terms of an agreement between, among others, the Company and New Cotai Investments to regulate how indemnity claims under the Commitment Letter are dealt with and funded, the Company has indemnified New Cotai Investments and the Studio City Borrower in respect of any act or omission of the Company or its affiliates (other than Studio City International and its subsidiaries) resulting from such person’s gross negligence, willful misconduct or bad faith.

•	Under the Cooperation Agreement, Belle has irrevocably and unconditionally guaranteed to MCE Holdings Group the due and punctual observance, performance and discharge of all obligations of PLAI and each SM Group’s company, and indemnified MCE Holdings Group against any and all loss incurred in connection with any default by the Philippine Parties under the Cooperation Agreement. MCE Leisure has likewise irrevocably and unconditionally guaranteed to each of the Philippine Parties the due and punctual observance, performance and discharge of all obligations of MCE Holdings Group, and indemnified the Philippine Parties against any and all loss incurred in connection with any default by MCE Holdings Group under the Cooperation Agreement.

•	In October 2013, Studio City Developments entered into a trade credit facility of HK$200,000,000 (equivalent to $25,707) (“Trade Credit Facility”) with a bank to meet certain payment obligations of the Studio City project. The Trade Credit Facility is available until August 31, 2017 and guaranteed by Studio City Company. As of December 31, 2015, approximately $1,335 of the Trade Credit Facility had been utilized.

•	MCE Leisure has issued a corporate guarantee of PHP100,000,000 (equivalent to $2,120) to a bank in respect of surety bond issued to PAGCOR as disclosed in Note 22(c) under Regular/Provisional License.

(e)	Litigation

On August 12, 2014, a subsidiary’s Taiwan branch office and certain of its employees received indictment from the Taipei District Prosecutors Office for alleged violations of certain Taiwan banking and foreign exchange laws. In October 2015, the Taipei District Court rendered a not guilty verdict in favor of all defendants, on all charges alleging violation of Taiwan banking and foreign exchange laws. The Taipei District Court also lifted the freeze order on a deposit account in October 2015 and such deposit was released from restricted cash upon lifting of the freeze order. The case is now under appeal at the Taipei High Court. As of the date of this report, management believes that the Group’s operations in Taiwan are in compliance with Taiwan laws and the legal proceedings would have no material impact on the Group’s financial statements as a whole.

As of December 31, 2015, the Group is a party to certain other legal proceedings which relate to matters arising out of the ordinary course of its business. Management believes that the outcome of such proceedings would have no material impact on the Group’s financial statements as a whole.